SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2010
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

001-34199	41-1580506
(Commission File Number)	(IRS Employer
Identification No.)
1650 W. 82nd Street, Suite 1100
Bloomington, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 12, 2010, Health Fitness Corporation issued a press release announcing its financial results for the fiscal year ended December 31, 2009. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.
The information contained in, or incorporated into, this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

Exhibit 99.1 Press Release dated February 12, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 12, 2010

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description

99.1	Press Release dated February 12, 2010.